UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 24, 2014 (November 20, 2014)
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)
Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 9.01	Financial Statement and Exhibits.

SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-Employee Board of Director Compensation Policy

On November 20, 2014, the Board of Directors of Sharps Compliance Corp. (the “Company” or “Sharps”) approved Board of Director compensation for the Company’s non-employee directors effective for the period from October 1, 2014 through September 30, 2015, paid or issued quarterly (except for special board meetings) as follows:

Non-Employee Board of Directors Compensation	Chairman of the Board	Board Member	Committee Chair	Committee Member
Quarterly Cash Retainer ($)	$15,000	$10,000

Quarterly Restricted Stock Awards (shares):
Board Membership	2,500	2,500
Chairman of the Board	1,250
Audit Committee			375	187
Compensation Committee			375	187
Corporate Governance Committee			250	125

Cash Fees for Special Meetings ($)	$1,000	$1,000

Executive Officer Stock Option Awards

On November 20, 2014, the Compensation Committee of the Board of Directors approved the following stock option awards for certain named executive officers:

Officer	Stock Options
David P. Tusa, Chief Executive Officer and President	120,000
Diana P. Diaz, Vice President and Chief Financial Officer	65,000
Brandon L. Beaver, Senior Vice President of Sales	65,000
Gregory C. Davis, Vice President of Operation	25,000
Khairan “Al” Aladwani, Vice President of Quality Control/Assurance	25,000

The stock options were granted under the Company’s 2010 Stock Plan and will vest over a four year period (one-quarter at end of each year beginning November 20, 2015).  The exercise price of the options is equal to $4.30 per share.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the stockholders of the Company, held on November 20, 2014, the matters voted upon at the Company’s Annual Meeting, and the results of the voting including broker non-votes as to such matters, were as stated below.

Proposal 1. The following nominees for directors were elected to serve one-year terms expiring at the 2015 annual meeting of stockholders:

Nominee	For	Against	Abstentions	Withheld
John W. Dalton	8,182,385	-	-	526,931
Parris H. Holmes	8,502,833	-	-	206,483
F. Gardner Parker	8,496,182	-	-	213,134
David P. Tusa	8,628,002	-	-	81,314
Phillip C. Zerrillo	8,503,325	-	-	205,991

Broker Non-Votes: 3,933,745

Proposal 2. The Amendment to the Company’s 2010 Stock Plan to increase the number of shares of Common Stock available under the Plan by 2,000,000 shares:

For	Against	Abstain
8,218,160	481,482	9,674

Broker Non-Votes: 3,933,745

Proposal 3. The Non-Binding Advisory Vote on executive compensation:

For	Against	Abstain
8,467,365	229,158	12,793

Broker Non-Votes: 3,933,745

Proposal 4. The ratification by the Audit Committee of the Board of Directors of UHY LLP as independent registered public accounting for the current fiscal year:

For	Against	Abstain
12,489,730	109,977	43,354

Broker Non-Votes: none

Item 9.01.	Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 24, 2014	SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer